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EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Regions Financial Corporation and subsidiaries of our report dated February 6, 1995, included in the 1994 Annual Report to Stockholders of Regions Financial Corporation.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-36936) pertaining to the Employee Stock Purchase Plan of Regions Financial Corporation, in the Registration Statement (Form S-8 No. 33-41784) pertaining to the Directors' Stock Investment Plan of Regions Financial Corporation, in Post Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 2-95291) pertaining to the 1983 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-24370) pertaining to the 1988 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-40728) pertaining to the 1991 Long-Term Incentive Plan and in the Registration Statement (Form S-3 No. 33-45714), and their related Prospectuses of our report dated February 6, 1995, with respect to the consolidated financial statements of Regions Financial Corporation and subsidiaries incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1994.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-36936) pertaining to the Employee Stock Purchase Plan of Regions Financial Corporation and in the related Prospectus of our report dated March 22, 1995, with respect to the financial statements of the Regions Financial Corporation Employee Stock Purchase Plan included in the Annual Report (Form 11-K), filed as an exhibit to Form 10-K, for the year ended December 31, 1994.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-41784) pertaining to the Directors' Stock Investment Plan of Regions Financial Corporation and in the related Prospectus of our report dated March 22, 1995, with respect to the financial statements of the Regions Financial Corporation Directors' Stock Investment Plan included in the Annual Report (Form 11-K), filed as an exhibit to Form 10-K, for the year ended December 31, 1994.



/s/ ERNST & YOUNG LLP


Birmingham, Alabama
March 24, 1995